                    United
                    High Income
                    Fund II, Inc.

                    ANNUAL
                    REPORT
                    --------------------------------------------
                    For the fiscal year ended September 30, 1995

FUND MANAGER'S LETTER
-----------------------------------------------------------------
SEPTEMBER 30, 1995


Dear Shareholder:

This report relates to the operation of your Fund for the fiscal year ended September 30, 1995. The discussion, graphs and tables contained in this report provide you with information regarding the Fund's performance during that period.

During the first two quarters of the fiscal year, the Federal Reserve increased short-term interest rates several times to preempt possible inflationary tendencies resulting from the strengthening economy. However, during the latter stages of the second quarter, the economy slowed and the Federal Reserve responded by lowering the short-term federal funds rate. Lower interest rates have resulted in generally higher securities prices. The market has also been impacted by ongoing budget negotiations and by the telecommunications deregulation legislation pending in Congress.

The Fund emphasized cyclical issues during most of the fiscal year and eventually shifted to high quality issues as the year ended. In recent months, we have increased cash reserves to provide for future investment flexibility.

The strategies and techniques we applied resulted in the direction of the Fund's performance remaining fairly consistent with that of the indexes charted on the following page. Those indexes reflect the performance of securities that generally represent the high-yield bond market (the First Boston High Yield Index) and the universe of funds with similar investment objectives (the Lipper High Current Yield Bond Fund Universe Average). The Fund's performance over the past year trailed these indexes slightly because the indexes were more heavily weighted toward lower quality bonds, which performed better than the relatively higher quality and lower risk bonds held by the Fund.

We expect the economy and inflation to continue their slow pace of growth, which could lead the Federal Reserve to reduce interest rates. We plan to continue emphasizing higher quality bonds until the economy improves, at which time we will again concentrate on cyclical and longer term issues.

Thank you for your continued confidence.

Respectfully,
Louise D. Rieke
Manager, United High Income Fund II, Inc.

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
                       UNITED HIGH INCOME FUND II, INC.,
                       THE FIRST BOSTON HIGH YIELD INDEX,
          AND THE LIPPER HIGH CURRENT YIELD BOND FUND UNIVERSE AVERAGE


Average Annual Total Return*
1 year    5 years   9+ years**
4.85%     12.34%    7.81%
                      United    First    Lipper High
                      High     Boston  Current Yield
                      Income     High      Bond Fund
                      Fund II,  Yield       Universe
                      Inc.      Index        Average
                      ------------------  ----------
     07/01/86  Purchase        9,42510,000    10,000
     09/30/86           9,588  10,051         10,003
     09/30/87         10,152   10,652         10,618
     09/30/88         11,267   12,119         11,579
     09/30/89         11,488   12,792         12,198
     09/30/90         10,565   11,655         10,808
     09/30/91         13,065   15,959         13,472
     09/30/92         15,587   19,226         16,357
     09/30/93         17,625   22,242         18,839
     09/30/94         18,033   23,009         19,228
     09/30/95         20,061   26,244         21,495

     ++++      First Boston High Yield Index  -- $26,244
     ----      Lipper High Current Yield Bond Fund Universe Average -- $21,495
     ====      United High Income Fund II, Inc. -- $20,061***

   Past performance is not predictive of future performance.
   Indexes are unmanaged.

  *Performance data quoted represents past performance and is based on deduction of a 5.75% sales load on the initial purchase in each of the three periods. Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.
 **7/1/86 (inception) through 9/30/95.  For the period from July 1, 1986 through
   December 31, 1986, Waddell & Reed, Inc. agreed to a voluntary assumption of Fund expenses. The 9+ years total return shown above would have been slightly lower without this assumption of expenses.
***The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund.

SHAREHOLDER SUMMARY
--------------------------------------------------------------
United High Income Fund II, Inc.

PORTFOLIO STRATEGY:
Invests generally in High- OBJECTIVE:   High level of current
Risk, High-Yield Fixed Income           income, by investing
Securities                              primarily in a diversified portfolio of
Maximum 20% Common Stock                high-yield, high-risk fixed income
                                        securities, with a secondary objective
                                        of capital growth when consistent
                                        with the primary objective.

                            STRATEGY:   Invests generally in debt securities in
                                        lower rating categories as classified by recognized rating agencies; may also invest up to 20% in common stocks. (May purchase securities subject to repurchase agreements. May invest in certain options and futures.)

                             FOUNDED:   1986

        SCHEDULED DIVIDEND FREQUENCY:   MONTHLY

PERFORMANCE SUMMARY

          PER SHARE DATA
For the Fiscal Year Ended September 30, 1995
--------------------------------------------
DIVIDENDS PAID                 $0.35
                               =====
NET ASSET VALUE ON
   9/30/95                     $4.03
   9/30/94                      3.96
                               -----
CHANGE PER SHARE               $0.07
                               =====

Past performance is not necessarily indicative of future results.



                              TOTAL RETURN HISTORY

                                            Average Annual Total Return
                                            ---------------------------
                                                With         Without
Period                                      Sales Load**  Sales Load***
------                                       ----------     ----------
1-year period ended 9-30-95                      4.85%         11.25%
5-year period ended 9-30-95                     12.34%         13.68%
Period from 7-1-86*
  through 9-30-95                                7.81%          8.50%

Initial public offering of the Fund.

Performance data quoted represents past performance and is based on deduction of 5.75% sales load on the initial purchase in each of the three periods.

Performance data quoted in this column represents past performance without taking into account the sales load deducted on an initial purchase.

Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.

PORTFOLIO HIGHLIGHTS

On September 30, 1995, United High Income Fund II, Inc. had net assets totaling $367,781,645 invested in a diversified portfolio of:

  86.92% Corporate Debt Securities
   8.68% Cash and Cash Equivalents
   4.40% Common and Preferred Stocks and Warrants

As a shareholder of United High Income Fund II, Inc., for every $100 you had invested on September 30, 1995, your Fund owned:

 $48.17  Consumer Bonds
  24.76  Basic Industries Bonds
   9.78  Technological Bonds
   8.68  Cash and Cash Equivalents
   4.40  Common and Preferred Stocks and Warrants
   2.44  Energy and Energy-Related Bonds
   1.69  Financial Bonds
   0.08  Public Utilities Bonds

THE INVESTMENTS OF
UNITED HIGH INCOME FUND II, INC.
SEPTEMBER 30, 1995

                                              Shares        Value

COMMON AND PREFERRED STOCKS
 AND WARRANTS
Banks and Savings and Loans - 0.15%
 California Federal Bank, F.S.B.,
   Preferred, Series B ...................     5,000 $    550,000
 Reliance Group Holdings, Inc., Warrants*      1,061        2,122
 WestFed Holdings, Inc., Preferred,
   Series A* .............................    14,243           28
 WestFed Holdings, Inc., Series B*  ......     7,610           15
   Total .................................                552,165

Building - 2.62%
 NVR L.P., Warrants*   ...................    33,086       74,444
 National Health Investors, Inc.  ........    27,150      821,288
 Triangle Pacific Corp.*  ................   127,442    2,166,514
 Walter Industries, Inc.*  ...............   516,814    6,589,379
   Total .................................              9,651,625

Chemicals Specialty and Miscellaneous
 Technology - 0.01%
 Plastic Specialties and Technologies, Inc.*  20,000       25,000

Hospital Management - 0.29%
 LTC Properties, Inc.  ...................    75,000    1,087,500

Leisure Time - 0.81%
 FLAGSTAR COMPANIES, INC.*  ..............    24,600      132,225
 Infinity Broadcasting Corporation,
   Class A* ..............................    67,500    2,210,625
 Sinclair Broadcast Group, Inc.*  ........     3,250       91,812
 Trump Hotels & Casino Resorts, Inc.*  ...    31,250      531,250
   Total .................................              2,965,912

Public Utilities - Electric - 0.11%
 Consolidated Hydro, Inc., Preferred*  ...     3,000      405,000
 Consolidated Hydro, Inc., Warrants (A)*       5,400            5
   Total .................................                405,005

Publishing and Advertising - 0.14%
 Advanstar Holdings, Inc.*  ..............    30,000      510,000

Services, Consumer and Business - 0.26%
 Bell & Howell Holdings Company*  ........    37,500      956,250


                See Notes to Schedule of Investments on page 16.

THE INVESTMENTS OF
UNITED HIGH INCOME FUND II, INC.
SEPTEMBER 30, 1995

                                              Shares        Value

COMMON AND PREFERRED STOCKS
 AND WARRANTS (Continued)
Textiles and Apparel - 0.01%
 American Marketing Industries
   Holdings, Inc., Preferred (A)* ........     2,275 $     18,200

TOTAL COMMON AND PREFERRED STOCKS
 AND WARRANTS - 4.40%                                $ 16,171,657
 (Cost: $22,746,533)

                                           Principal
                                           Amount in
                                           Thousands

CORPORATE DEBT SECURITIES
Airlines - 1.94%
 GP Group, Inc.,
   8.75%, 12-15-98 .......................   $ 3,500    3,115,000
 NWA, Inc.,
   8.625%, 8-1-96 ........................     4,000    4,040,000
   Total .................................              7,155,000

Automotive - 1.63%
 Burlington Motor Holdings Inc.,
   11.5%, 11-1-2003 ......................     2,500    1,125,000
 Lear Seating Corporation,
   8.25%, 2-1-2002 .......................     4,000    3,890,000
 Walbro Corporation,
   9.875%, 7-15-2005 (A)..................     1,000      980,000
   Total .................................              5,995,000

Beverages - 0.21%
 Dr Pepper Bottling Holdings, Inc.,
   0.0%, 2-15-2003 (B) ...................     1,000      785,000

Biotechnology and Medical Services - 0.57%
 Abbey Healthcare Group Incorporated,
   9.5%, 11-1-2002 .......................     2,000    2,085,000

Building - 7.92%
 American Standard Inc.:
   9.875%, 6-1-2001 ......................     2,500    2,650,000
   11.375%, 5-15-2004 ....................       500      550,000
   0.0%, 6-1-2005 (B) ....................     1,250    1,015,625
   9.25%, 12-1-2016 ......................     5,000    5,150,000
 Beazer Homes USA, Inc.,
   9.0%, 3-1-2004 ........................     1,500    1,365,000
 Del Webb Corporation:
   9.75%, 3-1-2003 .......................     2,000    1,960,000
   9.0%, 2-15-2006 .......................     2,000    1,855,000


                See Notes to Schedule of Investments on page 16.

THE INVESTMENTS OF
UNITED HIGH INCOME FUND II, INC.
SEPTEMBER 30, 1995

                                           Principal
                                           Amount in
                                           Thousands        Value

CORPORATE DEBT SECURITIES (Continued)
Building (Continued)
 Eagle Industries, Inc.,
   0.0%, 7-15-2003 (B) ...................   $ 4,000 $  3,120,000
 NVR L.P.,
   11.0%, 4-15-2003 ......................     1,500    1,455,000
 Nortek, Inc.,
   9.875%, 3-1-2004 ......................     2,000    1,815,000
 Triangle Pacific Corp.,
   10.5%, 8-1-2003 .......................     2,500    2,587,500
 Walter Industries, Inc.,
   12.19%, 3-15-2000 .....................     5,500    5,592,840
   Total .................................             29,115,965

Chemicals Major - 2.05%
 UCC Investors Holding, Inc.:
   10.5%, 5-1-2002 .......................     5,500    5,665,000
   0.0%, 5-1-2005 (B) ....................     2,500    1,862,500
   Total .................................              7,527,500

Chemicals Specialty and Miscellaneous
 Technology - 1.32%
 LaRoche Industries Inc.,
   13.0%, 8-15-2004 ......................       500      532,500
 OSi Specialties, Inc.,
   9.25%, 10-1-2003 ......................     2,500    2,725,000
 Scotsman Group, Inc.,
   9.5%, 12-15-2000 ......................     1,000      997,500
 UCAR International Inc.,
   12.0%, 1-15-2005 ......................       535      596,525
   Total .................................              4,851,525

Computers and Office Equipment - 0.80%
 Corporate Express, Inc.,
   9.125%, 3-15-2004 .....................     2,000    1,975,000
 Mail-Well Corporation,
   10.5%, 2-15-2004 ......................     1,000      970,000
   Total .................................              2,945,000

Domestic Oil - 1.05%
 Clark R&M Holdings, Inc.,
   0.0%, 2-15-2000  ......................     6,000    3,847,500


                See Notes to Schedule of Investments on page 16.

THE INVESTMENTS OF
UNITED HIGH INCOME FUND II, INC.
SEPTEMBER 30, 1995

                                           Principal
                                           Amount in
                                           Thousands        Value

CORPORATE DEBT SECURITIES (Continued)
Drugs and Hospital Supply - 1.79%
 AmeriSource Distribution Corporation,
   11.25%, 7-15-2005 .....................   $ 1,100 $  1,156,499
 General Medical Corporation:
   10.875%, 8-15-2003 ....................     3,000    3,105,000
   12.125%, 8-15-2005 ....................     2,250    2,320,890
   Total .................................              6,582,389

Electronics - 0.53%
 Essex Group, Inc.,
   10.0%, 5-1-2003 .......................     2,000    1,940,000

Food and Related - 1.54%
 Specialty Foods Corporation:
   10.25%, 8-15-2001 .....................     2,000    1,905,000
   11.125%, 10-1-2002 (A).................     1,000      980,000
   11.25%, 8-15-2003 .....................     3,000    2,782,500
   Total .................................              5,667,500

Hospital Management - 4.29%
 Assisted Living Concepts, Inc.,
   Convertible,
   7.0%, 7-31-2005 (A)....................     1,000    1,155,000
 GranCare, Inc.,
   9.375%, 9-15-2005 .....................       500      503,750
 LTC Properties, Inc., Convertible:
   8.5%, 1-1-2000 ........................     2,000    2,010,000
   8.5%, 1-1-2001 ........................     1,000    1,002,500
 Multicare Companies, Inc. (The),
   12.5%, 7-1-2002 .......................       415      472,581
 Pathmark Stores, Inc.,
   9.625%, 5-1-2003 ......................     2,000    1,970,000
 Quorum Health Group, Inc.,
   11.875%, 12-15-2002 ...................     4,000    4,420,000
 Tenet Healthcare Corporation:
   9.625%, 9-1-2002 ......................     2,000    2,115,000
   10.125%, 3-1-2005 .....................     2,000    2,115,000
   Total .................................             15,763,831

Household Products - 1.73%
 Exide Corporation:
   10.75%, 12-15-2002 ....................     3,000    3,195,000
   0.0%, 12-15-2004 (B) ..................     2,000    1,580,000
   10.0%, 4-15-2005 (A)...................     1,500    1,582,500
   Total .................................              6,357,500


                See Notes to Schedule of Investments on page 16.

THE INVESTMENTS OF
UNITED HIGH INCOME FUND II, INC.
SEPTEMBER 30, 1995

                                           Principal
                                           Amount in
                                           Thousands        Value

CORPORATE DEBT SECURITIES (Continued)
Insurance - 1.69%
 American Annuity Group, Inc.:
   9.5%, 8-15-2001 .......................   $ 2,500 $  2,525,000
   11.125%, 2-1-2003 .....................     3,500    3,683,750
   Total .................................              6,208,750

Leisure Time - 20.75%
 Act III Broadcasting, Inc.,
   9.625%, 12-15-2003 ....................     2,000    2,030,000
 Alliance Entertainment Corp.,
   11.25%, 7-15-2005 (A)..................     1,500    1,496,250
 American Safety Razor Company,
   9.875%, 8-1-2005 (A)...................     2,000    2,000,000
 CAI Wireless Systems, Inc.,
   12.25%, 9-15-2002 .....................     1,000    1,037,500
 Cablevision Industries Corporation:
   10.75%, 1-30-2002 .....................     3,000    3,270,000
   9.25%, 4-1-2008  ......................     2,000    2,125,000
 California Hotel Finance Corporation,
   11.0%, 12-1-2002 ......................     4,000    4,140,000
 COMCAST CELLULAR CORPORATION,
   0.0%, 3-5-2000 ........................     3,700    2,830,500
 COMCAST CORPORATION,
   9.5%, 1-15-2008 .......................     4,000    4,050,000
 Continental Cablevision, Inc.:
   10.625%, 6-15-2002 ....................     1,000    1,055,000
   8.875%, 9-15-2005 .....................     2,000    2,045,000
   11.0%, 6-1-2007 .......................     1,200    1,326,000
 FLAGSTAR COMPANIES, INC.,
   10.75%, 9-15-2001 .....................     4,750    4,465,000
 GNS Finance Corp.,
   9.25%, 3-15-2003 ......................     1,500    1,597,500
 Granite Broadcasting Corporation,
   10.375%, 5-15-2005 (A).................     1,000    1,020,000
 Harrah's Operating Company, Inc.,
   10.875%, 4-15-2002 ....................     2,000    2,155,000
 Infinity Broadcasting Corporation,
   10.375%, 3-15-2002 ....................     5,000    5,350,000
 LaQuinta Motor Inns, Inc.,
   9.25%, 5-15-2003 ......................     4,000    4,190,000
 Marcus Cable Operating Company, L.P.,
   0.0%, 8-1-2004 (B).....................     3,500    2,380,000
 Plitt Theatres, Inc.,
   10.875%, 6-15-2004 ....................     2,000    1,930,000
 Premier Parks Inc.,
   12.0%, 8-15-2003 (A)...................     1,000    1,025,000
 Rio Hotel & Casino, Inc.,
   10.625%, 7-15-2005 (A).................     2,000    1,940,000


                See Notes to Schedule of Investments on page 16.

THE INVESTMENTS OF
UNITED HIGH INCOME FUND II, INC.
SEPTEMBER 30, 1995

                                           Principal
                                           Amount in
                                           Thousands        Value

CORPORATE DEBT SECURITIES (Continued)
Leisure Time (Continued)
 Rogers Communications Incorporated,
   10.875%, 4-15-2004 ....................   $ 4,000 $  4,160,000
 Showboat, Inc.,
   9.25%, 5-1-2008 .......................     4,000    3,780,000
 Sinclair Broadcast Group, Inc.:
   10.0%, 12-15-2003 .....................     1,250    1,268,750
   10.0%, 9-30-2005 ......................     1,500    1,526,250
 Trump Hotels & Casino Resorts Holdings, L.P.,
   15.5%, 6-15-2005.......................     2,000    1,980,000
 Turner Broadcasting System, Inc.,
   8.375%, 7-1-2013 ......................     4,125    4,134,570
 Viacom International, Inc.:
   9.125%, 8-15-99 .......................     2,000    2,095,000
   8.0%, 7-7-2006 ........................     4,000    3,920,000
   Total .................................             76,322,320

Machinery - 0.52%
 Fairfield Manufacturing Company, Inc.,
   11.375%, 7-1-2001 .....................     2,000    1,900,000

Metals and Mining - 0.26%
 Russel Metals Inc.,
   10.25%, 6-15-2000 .....................     1,000      970,000

Multi-Industry - 1.89%
 Jordan Industries, Inc.,
   10.375%, 8-1-2003 .....................     2,000    1,870,000
 Mark IV Industries, Inc.,
   8.75%, 4-1-2003 .......................     5,000    5,100,000
   Total .................................              6,970,000

Oil Services - 1.10%
 Falcon Drilling, Inc.,
   9.75%, 1-15-2001 ......................     1,500    1,500,000
 Noble Drilling Corporation,
   9.25%, 10-1-2003 ......................     2,500    2,562,500
   Total .................................              4,062,500


                See Notes to Schedule of Investments on page 16.

THE INVESTMENTS OF
UNITED HIGH INCOME FUND II, INC.
SEPTEMBER 30, 1995

                                           Principal
                                           Amount in
                                           Thousands        Value

CORPORATE DEBT SECURITIES (Continued)
Packaging and Containers - 4.25%
 Container Corporation of America,
   10.75%, 5-1-2002 ......................   $ 2,000 $  2,105,000
 Gaylord Container Corporation:
   11.5%, 5-15-2001 ......................     2,000    2,080,000
   0.0%, 5-15-2005 (B) ...................     2,000    1,970,000
 Owens-Illinois, Inc.:
   10.0%, 8-1-2002 .......................     2,000    2,060,000
   9.75%, 8-15-2004 ......................     4,500    4,612,500
 Silgan Corporation,
   0.0%, 12-15-2002 (B) ..................     3,000    2,805,000
   Total .................................             15,632,500

Paper - 4.63%
 Asia Pulp & Paper Company Ltd,
   11.75%, 10-1-2005 .....................     2,000    2,022,500
 Fort Howard Corporation:
   9.25%, 3-15-2001 ......................     4,500    4,443,750
   11.0%, 1-2-2002 .......................     4,214    4,404,447
 Repap New Brunswick Inc.,
   10.625%, 4-15-2005 ....................     1,250    1,268,750
 S. D. Warren Company,
   12.0%, 12-15-2004  ....................     1,000    1,105,000
 Stone Container Corporation,
   10.75%, 10-1-2002 .....................     1,750    1,815,625
 Williamhouse-Regency of Delaware, Inc.,
   11.5%, 6-15-2005 ......................     2,000    1,980,000
   Total .................................             17,040,072

Propane - 0.29%
 AmeriGas Partners, L.P.,
   10.125%, 4-15-2007 ....................     1,000    1,065,000

Public Utilities - Electric - 0.08%
 Consolidated Hydro, Inc.,
   0.0%, 7-15-2003 (B) ...................       500      288,230

Publishing and Advertising - 3.42%
 American Media Operations, Inc.,
   11.625%, 11-15-2004 ...................     3,000    3,097,500
 Big Flower Press, Inc.,
   10.75%, 8-1-2003 ......................     2,500    2,537,500
 Herff Jones, Inc.,
   11.0%, 8-15-2005 (A)...................     2,000    2,045,000


                See Notes to Schedule of Investments on page 16.

THE INVESTMENTS OF
UNITED HIGH INCOME FUND II, INC.
SEPTEMBER 30, 1995

                                           Principal
                                           Amount in
                                           Thousands        Value

CORPORATE DEBT SECURITIES (Continued)
Publishing and Advertising (Continued)
 Lamar Advertising Company,
   11.00%, 5-15-2003 .....................   $ 2,000 $  2,020,000
 Outdoor Systems, Inc.,
   10.75%, 8-15-2003 .....................     3,000    2,895,000
   Total .................................             12,595,000

Railroad Equipment - 0.90%
 Harman International Industries, Incorporated,
   12.0%, 8-1-2002 .......................     1,635    1,737,187
 Westinghouse Air Brake Company,
   9.375%, 6-15-2005 .....................     1,500    1,560,000
   Total .................................              3,297,187

Railroads - 2.08%
 Communications & Power Industries, Inc.,
   12.0%, 8-1-2005 (A)....................     2,000    2,045,000
 IntelCom Group Inc., Units,
   0.0%, 9-15-2005 (A)(D).................        22    1,248,750
 Southern Pacific Rail Corporation,
   9.375%, 8-15-2005 .....................     4,000    4,340,000
   Total .................................              7,633,750

Retailing - 9.31%
 Big V Supermarkets, Inc.,
   11.0%, 2-15-2004 ......................     1,500    1,207,500
 Bruno's, Inc.,
   10.5%, 8-1-2005 .......................     2,000    1,940,000
 Dominick's Finer Foods, Inc.,
   10.875%, 5-1-2005 (A)..................     1,000    1,015,000
 Eckerd Corporation,
   9.25%, 2-15-2004 ......................     5,500    5,788,750
 Orchard Supply Hardware Stores Corporation,
   9.375%, 2-15-2002 .....................     2,500    2,312,500
 Penn Traffic Company:
   10.25%, 2-15-2002......................     3,500    3,360,000
   8.625%, 12-15-2003 ....................     2,500    2,150,000
   9.625%, 4-15-2005 .....................     2,350    1,903,500
 Ralphs Grocery Company,
   10.45%, 6-15-2004 .....................     2,500    2,443,750
 Safeway Inc.,
   10.0%, 12-1-2001 ......................     5,000    5,550,000
 SuperRite, Inc.,
   10.625%, 4-01-2002.....................     3,400    3,638,000
 WestPoint Stevens Inc.,
   9.375%, 12-15-2005 ....................     3,000    2,917,500
   Total .................................             34,226,500


                See Notes to Schedule of Investments on page 16.

THE INVESTMENTS OF
UNITED HIGH INCOME FUND II, INC.
SEPTEMBER 30, 1995

                                           Principal
                                           Amount in
                                           Thousands        Value

CORPORATE DEBT SECURITIES (Continued)
Services, Consumer and Business - 1.78%
 Bell & Howell Company:
   9.25%, 7-15-2000 ......................   $ 2,000 $  2,000,000
   10.75%, 10-01-2002 ....................     1,750    1,863,750
 United Stationers Supply Co.,
   12.75%, 5-1-2005 (A)...................     2,500    2,675,000
   Total .................................              6,538,750

Steel - 0.94%
 AK Steel Corporation,
   10.75%, 4-1-2004 ......................       625      667,969
 Inland Steel Industries, Inc.,
   12.75%, 12-15-2002 ....................     2,500    2,787,500
   Total .................................              3,455,469

Telecommunications - 4.77%
 MFS Communications Company, Inc.,
   0.0%, 1-15-2004 (B) ...................     3,500    2,651,250
 Metrocall, Inc.,
   10.375%, 10-1-2007 ....................     1,000    1,014,380
 PanAmSat, L.P.:
   9.75%, 8-1-2000 .......................     2,500    2,612,500
   0.0%, 8-1-2003 (B) ....................     5,000    3,900,000
 Rogers Cantel Mobile Communications Inc.,
   10.75%, 11-1-2001 .....................     3,000    3,150,000
 Summit Communications Group, Inc.,
   10.5%, 4-15-2005 ......................     3,000    3,300,000
 USA Mobile Communications, Inc. II,
   9.5%, 2-1-2004 ........................     1,000      930,000
   Total .................................             17,558,130

Textiles and Apparel - 0.89%
 CMI Industries, Inc.,
   9.5%, 10-1-2003 .......................     1,500    1,380,000
 CONSOLTEX GROUP INC.,
   11.0%, 10-1-2003 ......................     2,000    1,880,000
 Linter Textiles Corporation Limited,
   13.75%, 10-1-2000 (C) .................     2,500       12,500
   Total .................................              3,272,500

TOTAL CORPORATE DEBT SECURITIES - 86.92%             $319,655,368
 (Cost: $316,329,651)

SHORT-TERM SECURITIES
Banks and Savings and Loans - 0.28%
 U.S. Bancorp,
   Master Note ...........................     1,018    1,018,000


                See Notes to Schedule of Investments on page 16.

THE INVESTMENTS OF
UNITED HIGH INCOME FUND II, INC.
SEPTEMBER 30, 1995

                                           Principal
                                           Amount in
                                           Thousands        Value

SHORT-TERM SECURITIES (Continued)
Financial - 0.81%
 PHH Corp.,
   5.73%, 10-5-95 ........................   $   150  $   149,905
 Textron Financial Corp.,
   5.94%, 10-27-95 .......................     2,830    2,817,859
   Total .................................              2,967,764

Food and Related - 1.36%
 ConAgra, Inc.,
   5.85%, 11-1-95 ........................     1,000      994,962
 General Mills, Inc.,
   Master Note ...........................     1,735    1,735,000
 Sara Lee Corporation,
   Master Note ...........................     2,283    2,283,000
   Total .................................              5,012,962

Retailing - 2.92%
 K Mart Corporation,
   5.90%, 10-24-95 .......................     5,000    4,981,153
 Kroger Co., (The):
   6.07%, 10-26-95 .......................     5,000    4,978,924
   6.10%, 10-27-95 .......................       800      796,476
   Total .................................             10,756,553

Telecommunications - 0.45%
 NYNEX Corporation,
   5.77%, 10-23-95 .......................     1,670    1,664,111

TOTAL SHORT-TERM SECURITIES - 5.82%                  $ 21,419,390
 (Cost: $21,419,390)

TOTAL INVESTMENT SECURITIES - 97.14%                 $357,246,415
 (Cost: $360,495,574)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 2.86%      10,535,230

NET ASSETS - 100.00%                                 $367,781,645


                See Notes to Schedule of Investments on page 16.

THE INVESTMENTS OF
UNITED HIGH INCOME FUND II, INC.
SEPTEMBER 30, 1995

Notes to Schedule of Investments
   * No income dividends were paid during the preceding 12 months.
(A)  As of September 30, 1995, the following restricted securities were owned:
                               Shares/
                               Principal
                   Acquisition  Amount                Market
     Security         Date      in 000's  Cost         Value
     --------      ----------- --------------------------------
  American Marketing
     Industries
     Holdings, Inc.,
     Preferred Stock   5/12/89     2,275$    56,875$    18,200
  Consolidated Hydro, Inc.,
     Warrants          6/15/93     5,400   127,817           5
  Alliance Entertainment Corp.,
     11.25%, 7-15-2005 7/18/95    $1,000 1,000,000     997,500
                       7/21/95       500   503,750     498,750
  American Safety Razor Company,
     9.875%, 8-1-2005  7/27/95     2,000 2,000,000   2,000,000
  Assisted Living Concepts,
     Inc., Convertible,
     7.0%, 7-31-2005    8/2/95     1,000 1,000,000   1,155,000
  Communications & Power Industries,
     Inc.,
     12.0%, 8-1-2005    8/2/95     2,000 2,000,000   2,045,000
  Dominick's Finer Foods, Inc.,
     10.875%, 5-1-2005  8/2/95     1,000 1,027,500   1,015,000
  Exide Corporation,
     10.0%, 4-15-2005  4/21/95     1,500 1,500,000   1,582,500
  Granite Broadcasting Corporation,
     10.375%, 5-15-20055/12/95     1,000 1,000,000   1,020,000
  Herff Jones, Inc.,
     11.0%, 8-15-2005  8/14/95     2,000 2,000,000   2,045,000
  IntelCom Group Inc.,
     Units,
     0.0%, 9-15-2005    8/3/95        22 1,155,240   1,248,750
  Premier Parks Inc.,
     12.0%, 8-15-2003  8/10/95     1,000 1,000,000   1,025,000
  Rio Hotel & Casino, Inc.,
     10.625%, 7-15-20057/18/95     2,000 2,000,000   1,940,000
  Specialty Foods Corporation,
     11.125%, 10-1-20027/12/95     1,000 1,000,000     980,000
  United Stationers Supply Co.,
     12.75%, 5-1-2005  4/26/95     2,500 2,500,000   2,675,000
  Walbro Corporation,
     9.875%, 7-15-2005 7/21/95     1,000   996,500     980,000
                                        -----------------------
                                        $20,867,682$21,225,705
                                        =======================
     The total market value of restricted securities represents approximately 5.77% of the total net assets at September 30, 1995.

THE INVESTMENTS OF
UNITED HIGH INCOME FUND II, INC.
SEPTEMBER 30, 1995

Notes to Schedule of Investments (Continued)

(B) The security does not bear interest for an initial period of time and subsequently becomes interest bearing.

(C) Non-income producing as the issuer has either missed its most recent interest payment or declared bankruptcy.

(D) Each Unit consists of 10 Senior Discount Notes and 33 Warrants to purchase one share of Common Stock.

See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.

See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

UNITED HIGH INCOME FUND II, INC.
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 1995

Assets
 Investment securities - at value (Notes 1 and 3)  . $357,246,415
 Cash  .............................................        6,654
 Receivables:
   Investment securities sold ......................    7,743,125
   Interest and dividends ..........................    7,148,571
   Fund shares sold ................................      286,349
 Prepaid insurance premium  ........................       17,925
                                                     ------------
    Total assets  ..................................  372,449,039
                                                     ------------
Liabilities
 Payable for investment securities purchased  ......    3,000,000
 Payable for Fund shares redeemed  .................    1,234,847
 Dividends payable  ................................      261,178
 Accrued service fee  ..............................       71,287
 Accrued transfer agency and dividend disbursing  ..       47,666
 Accrued accounting services fee  ..................        5,000
 Other  ............................................       47,416
                                                     ------------
    Total liabilities  .............................    4,667,394
                                                     ------------
      Total net assets ............................. $367,781,645
                                                     ============
Net Assets
 $1.00 par value capital stock, authorized --
   400,000,000; shares outstanding -- 91,160,325
   Capital stock ................................... $ 91,160,325
   Additional paid-in capital ......................  329,390,006
 Accumulated undistributed loss:
   Accumulated undistributed net realized
    loss on investment transactions  ...............  (49,519,527)
   Net unrealized depreciation in value of
    investments at end of period  ..................   (3,249,159)
                                                     ------------
    Net assets applicable to outstanding
      units of capital ............................. $367,781,645
                                                     ============
Net asset value per share (net assets divided
 by shares outstanding)  ...........................        $4.03
Sales load (offering price x 5.75%).................          .25
                                                            -----
Offering price per share (net asset value divided
 by 94.25%) ........................................        $4.28
                                                            =====

   On sales of $100,000 or more the sales load is reduced as set forth in the
                                  Prospectus.


                       See notes to financial statements.

UNITED HIGH INCOME FUND II, INC.
STATEMENT OF OPERATIONS
For the Fiscal Year Ended SEPTEMBER 30, 1995

Investment Income
 Income:
   Interest  .......................................  $35,000,614
   Dividends .......................................      208,003
                                                      -----------
    Total income  ..................................   35,208,617
                                                      -----------
 Expenses (Note 2):
   Investment management fee .......................    2,021,032
   Transfer agency and dividend disbursing .........      551,431
   Service fee .....................................      398,763
   Accounting services fee .........................       57,500
   Audit fees ......................................       32,692
   Legal fees ......................................       24,289
   Custodian fees ..................................       23,347
   Other ...........................................       95,342
                                                      -----------
    Total expenses  ................................    3,204,396
                                                      -----------
      Net investment income ........................   32,004,221
                                                      -----------

Realized and Unrealized Gain (Loss) on Investments
 Realized net loss on investments  .................   (9,062,829)
 Unrealized appreciation in value of investments
   during the period ...............................   15,239,840
                                                      -----------
   Net gain on investments .........................    6,177,011
                                                      -----------
    Net increase in net assets resulting
      from operations ..............................  $38,181,232
                                                      ===========


                       See notes to financial statements.

UNITED HIGH INCOME FUND II, INC.
STATEMENT OF CHANGES IN NET ASSETS

                                        For the fiscal year ended
                                             September 30,
                                        -------------------------
                                             1995        1994
                                        ------------ ------------
Increase (Decrease) in Net Assets
 Operations:
   Net investment income ...............$ 32,004,221 $ 32,038,734
   Realized net gain (loss) on
    investments ........................  (9,062,829)   7,099,487
   Unrealized appreciation
    (depreciation)  ....................  15,239,840  (30,013,344)
                                        ------------ ------------
    Net increase in net assets
      resulting from operations ........  38,181,232    9,124,877
                                        ------------ ------------
 Dividends to shareholders from
   net investment income* .............. (32,004,221) (32,038,734)
                                        ------------ ------------
 Capital share transactions:
   Proceeds from sale of shares
    (7,993,791 and 9,117,319
    shares, respectively)  .............  31,537,803   38,145,169
   Proceeds from reinvestment of
    dividends (7,199,082 and 6,784,080
    shares, respectively)  .............  28,417,425   28,264,415
   Payments for shares redeemed
    (15,495,006 and 14,806,281 shares,
    respectively)  ..................... (60,993,212) (61,672,228)
                                        ------------ ------------
    Net increase (decrease) in net
      assets resulting from capital
      share transactions ...............  (1,037,984)   4,737,356
                                        ------------ ------------
      Total increase (decrease) ........   5,139,027  (18,176,501)

Net Assets
 Beginning of period  .................. 362,642,618  380,819,119
                                        ------------ ------------
 End of period  ........................$367,781,645 $362,642,618
                                        ============ ============
   Undistributed net investment
    income  ............................        $---         $---
                                                ====         ====

                    *See "Financial Highlights" on page 20.

                       See notes to financial statements.

UNITED HIGH INCOME FUND II, INC.
FINANCIAL HIGHLIGHTS
For a Share of Capital Stock Outstanding
Throughout Each Period:

                                  For the fiscal year ended
                                         September 30,
                             ------------------------------------
                               1995   1994    1993   1992    1991
                             ------ ------  ------ ------  ------
Net asset value,
 beginning of
 period ............          $3.96  $4.21   $4.06  $3.75   $3.45
                              -----  -----   -----  -----   -----
Income from investment
 operations:
 Net investment
   income ..........           0.35    .35     .36    .39     .45
 Net realized and
   unrealized gain
   (loss) on
   investments .....           0.07  (0.25)    .15    .31     .30
                              -----  -----   -----  -----   -----
Total from investment
 operations  .......           0.42    .10     .51    .70     .75
Less dividends declared
 from net investment
 income ............          (0.35) (0.35)  (0.36) (0.39)  (0.45)
                              -----  -----   -----  -----   -----
Net asset value,
 end of period  ....          $4.03  $3.96   $4.21  $4.06   $3.75
                              =====  =====   =====  =====   =====
Total return* ......          11.25%  2.31%  13.07% 19.31%  23.66%
Net assets, end of
 period (000
 omitted)  .........       $367,782$362,643$380,819$345,376$291,436
Ratio of expenses to
 average net assets            0.89%  0.88%   0.80%  0.82%   0.89%
Ratio of net investment
 income to average
 net assets  .......           8.93%  8.41%   8.64%  9.79%  12.94%
Portfolio turnover
 rate  .............          26.82% 47.05%  69.24% 80.28%  53.88%

*Total return calculated without taking into account the sales load deducted on an initial purchase.

                       See notes to financial statements.

UNITED HIGH INCOME FUND II, INC.
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 1995

NOTE 1 -- Significant Accounting Policies

     United High Income Fund II, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A. Security valuation -- Each stock and convertible bond is valued at the latest sale price thereof on the last business day of the fiscal period as reported by the principal securities exchange on which the issue is traded or, if no sale is reported for a stock, the average of the latest bid and asked prices. Bonds, other than convertible bonds, are valued using a pricing system provided by a major dealer in bonds. Convertible bonds are valued using this pricing system only on days when there is no sale reported. Stocks which are traded over-the-counter are priced using Nasdaq (National Association of Securities Dealers Automated Quotations) which provides information on bid and asked or closing prices quoted by major dealers in such stocks. Restricted securities and securities for which market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Board of Directors. Short-term debt securities are valued at amortized cost, which approximates market.

B. Security transactions and related investment income -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Original issue discount (as defined in the Internal Revenue Code), premiums on the purchase of bonds and post-1984 market discount are amortized for both financial and tax reporting purposes over the remaining lives of the bonds. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. See Note 3 -- Investment Security Transactions.

C. Federal income taxes -- The Fund intends to distribute all of its net investment income and capital gains to its shareholders and otherwise qualify as a regulated investment company under the Internal Revenue Code. In addition, the Fund intends to pay distributions as required to avoid imposition of excise tax. Accordingly, provision has not been made for Federal income taxes. See Note 4 -- Federal Income Tax Matters.

D. Dividends and distributions -- All of the Fund's net investment income is declared and recorded by the Fund as dividends payable on each day to shareholders of record at the time of the previous determination of net asset value. Net investment income distributions and capital gains distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are due to differing treatments for items such as deferral of wash sales and post-October losses, foreign currency transactions, net operating losses and expiring capital loss carryforwards.

NOTE 2 -- Investment Management and Payments to Affiliated Persons

     The Fund pays a fee for investment management services. The fee is computed daily based on the net asset value at the close of business. The fee consists of two elements: (i) a "Specific" fee computed on net asset value as of the close of business each day at the annual rate of .15% of net assets and (ii) a "Group" fee computed each day on the combined net asset values of all of the funds in the United Group of mutual funds (approximately $13.3 billion of combined net assets at September 30, 1995) at annual rates of .51% of the first $750 million of combined net assets, .49% on that amount between $750 million and $1.5 billion, .47% between $1.5 billion and $2.25 billion, .45% between $2.25 billion and $3 billion, .43% between $3 billion and $3.75 billion, .40% between $3.75 billion and $7.5 billion, .38% between $7.5 billion and $12 billion, and .36% of that amount over $12 billion. The Fund accrues and pays this fee daily.

     Pursuant to assignment of the Investment Management Agreement between the Fund and Waddell & Reed, Inc. ("W&R"), Waddell & Reed Investment Management Company ("WRIMCO"), a wholly-owned subsidiary of W&R, serves as the Fund's investment manager.

     The Fund has an Accounting Services Agreement with Waddell & Reed Services Company ("WARSCO"), a wholly-owned subsidiary of W&R. Under the agreement, WARSCO acts as the agent in providing accounting services and assistance to the Fund and pricing daily the value of shares of the Fund. For these services, the Fund pays WARSCO a monthly fee of one-twelfth of the annual fee shown in the following table.

                            Accounting Services Fee
                  Average
               Net Asset Level          Annual Fee
          (all dollars in millions) Rate for Each Level
          ------------------------- -------------------
           From $    0 to $   10          $      0
           From $   10 to $   25          $ 10,000
           From $   25 to $   50          $ 20,000
           From $   50 to $  100          $ 30,000
           From $  100 to $  200          $ 40,000
           From $  200 to $  350          $ 50,000
           From $  350 to $  550          $ 60,000
           From $  550 to $  750          $ 70,000
           From $  750 to $1,000          $ 85,000
                $1,000 and Over           $100,000

     The Fund also pays WARSCO a monthly per account charge for transfer agency and dividend disbursement services of $1.0208 for each shareholder account which was in existence at any time during the prior month, plus $0.30 for each account on which a dividend or distribution of cash or shares had a record date in that month. The Fund also reimburses W&R and WARSCO for certain out-of-pocket costs.

     As principal underwriter for the Fund's shares, W&R received direct and indirect gross sales commissions (which are not an expense of the Fund) of $1,064,115, out of which W&R paid sales commissions of $607,092 and all expenses in connection with the sale of Fund shares, except for registration fees and related expenses.

     Under a Service Plan adopted by the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund may pay monthly a fee to W&R in an amount not to exceed .25% of the Fund's average annual net assets. The fee is to be paid to reimburse W&R for amounts it expends in connection with the provision of personal services to Fund shareholders and/or maintenance of shareholder accounts.

     The Fund paid Directors' fees of $13,376.

     W&R is an indirect subsidiary of Torchmark Corporation, a holding company, and United Investors Management Company, a holding company, and a direct subsidiary of Waddell & Reed Financial Services, Inc., a holding company.

NOTE 3 -- Investment Security Transactions

     Purchases of investment securities, other than U.S. Government and short-term securities, aggregated $87,999,760 while proceeds from maturities and sales aggregated $89,549,172. Purchases of short-term securities aggregated $322,216,364 while proceeds from maturities and sales aggregated $329,422,492.

     For Federal income tax purposes cost of investments owned at September 30, 1995 was $360,026,838, resulting in net unrealized depreciation of $2,780,423, of which $13,775,482 related to appreciated securities and $16,555,905 related to depreciated securities.

NOTE 4 -- Federal Income Tax Matters

     For Federal income tax purposes, the Fund realized net capital losses of $390,078 during its fiscal year ended September 30, 1995 including the effect of losses of $8,672,751 which were deferred to the year ending September 30, 1996 (see discussion below). Capital loss carryforwards aggregated $41,040,060 at September 30, 1995 and are available to offset future net realized capital gain net income for Federal income tax purposes through September 30, 1998; $40,548,748 of these amounts are available through September 30, 1999; $8,619,748 are available through September 30, 2000 and $390,078 are available through September 30, 2003.

     Internal Revenue Code regulations permit the Fund to defer into its next fiscal year net capital losses incurred between each November 1, and the end of its next fiscal year ("post-October losses"). From November 1, 1994 through September 30, 1995, the Fund incurred net long-term capital losses of $8,672,751 which have been deferred to the fiscal year ending September 30, 1996.

REPORT OF INDEPENDENT ACCOUNTANTS
To the Board of Directors and Shareholders of United High Income Fund II, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of United High Income Fund II, Inc. (the "Fund") at September 30, 1995, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1995 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.



Price Waterhouse LLP
Kansas City, Missouri
November 3, 1995

INCOME TAX INFORMATION

Dividends are declared and recorded by the Fund on each day the New York Stock Exchange is open for business. Dividends are paid monthly on the 27th of the month or on the preceding business day if the 27th is a weekend or holiday.

The table below shows the taxability of dividends paid during the fiscal year ended September 30, 1995:

                     PERCENTAGE OF AMOUNTS PAID REPORTABLE AS:
                  -----------------------------------------------
                  For Individuals        For Corporations
                  ----------------- -----------------------------
Record           Ordinary Long-Term                Non- Long-Term
 Date            IncomeCapital GainsQualifyingQualifyingCapital Gains
---------        ---------------------------------------------------
October through
  December 1994    100.00%   0.00%     0.6299%  99.3701%   0.0000%
January through
  September 1995   100.00    0.00      0.6536   99.3464    0.0000

CORPORATION DEDUCTIONS -- Under Federal tax law, the amounts reportable as Qualifying Dividends are eligible for the dividends received deduction as provided by Section 243 of the Internal Revenue Code.

The tax status of dividends will be reported to you on Form 1099-DIV after the close of the applicable calendar year.

Shareholders are advised to consult with their tax adviser concerning the tax treatment of dividends and distributions from the Fund.

DIRECTORS

Ronald K. Richey, Birmingham, Alabama, Chairman of the Board
Henry L. Bellmon, Red Rock, Oklahoma
Dodds I. Buchanan, Boulder, Colorado
Jay B. Dillingham, Kansas City, Missouri
Linda Graves, Topeka, Kansas
John F. Hayes, Hutchinson, Kansas
Glendon E. Johnson, Miami, Florida
James B. Judd, Kansas City, Missouri
William T. Morgan, Los Angeles, California
Doyle Patterson, Kansas City, Missouri
Eleanor B. Schwartz, Kansas City, Missouri
Keith A. Tucker, Overland Park, Kansas
Frederick Vogel III, Milwaukee, Wisconsin
Paul S. Wise, Carefree, Arizona
Leslie S. Wright, Birmingham, Alabama

OFFICERS

Keith A. Tucker, President
Robert L. Hechler, Vice President
Henry J. Herrmann, Vice President
John M. Holliday, Vice President
Theodore W. Howard, Vice President and Treasurer
Sharon K. Pappas, Vice President and Secretary
Louise D. Rieke, Vice President
Carl E. Sturgeon, Vice President




This report is submitted for the general information of the shareholders of United High Income Fund II, Inc. It is not authorized for distribution to prospective investors in the Fund unless accompanied with or preceded by the United High Income Fund II, Inc. current prospectus.




To all IRA Planholders:
As required by law, income tax will automatically be withheld from any distribution or withdrawal from an IRA unless you make a written election not to have taxes withheld. The election may be made by submitting forms provided by Waddell & Reed, Inc. which can be obtained from your Waddell & Reed representative or by submitting Internal Revenue Service form W-4P. Once made, an election can be revoked by providing written notice to Waddell & Reed, Inc. If you elect not to have tax withheld you may be required to make payments of estimated tax. Penalties may be imposed by the IRS if withholding and estimated tax payments are not adequate.

The United Group of Mutual Funds

United Cash Management, Inc.
United Government Securities Fund, Inc.
United Bond Fund
United Municipal Bond Fund, Inc.
United Municipal High Income Fund, Inc.
United High Income Fund, Inc.
United High Income Fund II, Inc.
United Continental Income Fund, Inc.
United Retirement Shares, Inc.
United Asset Strategy Fund, Inc.
United Income Fund
United Accumulative Fund
United Vanguard Fund, Inc.
United New Concepts Fund, Inc.
United Science and Technology Fund
United International Growth Fund, Inc.
United Gold & Government Fund, Inc.




















FOR MORE INFORMATION:
Contact your representative, or your
local office as listed on your
Account Statement, or contact:
  WADDELL & REED
  CUSTOMER SERVICE
  6300 Lamar Avenue
  P.O. Box 29217
  Shawnee Mission, KS  66201-9217
  (913) 236-1303

Our INTERNET address is:
  http://www.waddell.com

NUR1015A(9-95)

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